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                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)________________________ September 25, 1996
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FCC National Bank
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            (Exact name of registrant as specified in its charter)

United States of America          0-16337                 51-0269396
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(State or other jurisdiction     (Commission             (IRS Employer
     of incorporation)           File Number)          Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware 19801
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(Address of principal executive office)                (Zip Code)

Registrant's telephone number, including area code:   302-656-5020



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Item 5.  Other Events
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On September 25, 1996, the closing of the sale of First Chicago Master Trust II
$900,000,000 Floating Rate Asset Backed Certificates Series 1996-Q (the "Series 1996-Q Certificates") pursuant to the Underwriting Agreement, dated September 13, 1996 (the "Underwriting Agreement"), between FCC National Bank (the "Bank") and Salomon Brothers Inc, as representative of the several underwriters named therein, occurred. The Certificates were issued pursuant to the Series 1996-Q Supplement, dated as of September 1, 1996 (the "Series 1996-Q Supplement"), between the Bank, as seller and servicer, and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), to the Pooling and Servicing Agreement, dated as of June 1, 1990 (as amended, the "Pooling and Servicing Agreement"), between the Bank and the Trustee.

Item 7. Financial Statements and Exhibits
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(c) Exhibits

The Exhibits listed below and attached hereto are hereby filed in connection with the Registrant's Registration Statement on Form S-3 (File No. 333-02361).

  Exhibit Number                    Description of Exhibit
  --------------                    ----------------------
      1.2                           Underwriting Agreement.

      4.23 Series 1996-Q Supplement to Pooling and Servicing Agreement relating to the Series 1996-Q Certificates.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FCC NATIONAL BANK
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                                    (Registrant)


Date:   October 1, 1996             By  /s/ Sharon A. Renchof
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                                    Title:  Assistant Secretary



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